UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

Crinetics Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on July 6, 2026, Crinetics Pharmaceuticals, Inc., a Delaware corporation (“Crinetics” or the “Company”), Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (“Vertex”), and Clark Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Vertex (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into Crinetics (the “Merger”), with Crinetics surviving the Merger as a wholly owned subsidiary of Vertex.

The completion of the Merger is subject to, among other things, (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (ii) the termination, expiration or receipt, as applicable, of the waiting periods, approvals, clearances and consents required under applicable antitrust laws in Austria, Germany and Australia.

The waiting period with respect to the Merger under the HSR Act expired at 12:45 p.m. Eastern Time on August 12, 2026. In addition, as of August 13, 2026, the approvals required under applicable antitrust laws in Austria, Germany and Australia with respect to the Merger have been received (subject to the expiration of a waiting period under applicable antitrust laws in Australia that is currently scheduled to expire on August 27, 2026 at 9:59 a.m. Eastern Time). The Merger remains subject to other closing conditions, including the adoption of the Merger by Crinetics’ shareholders. Assuming adoption of the Merger by Crinetics' shareholders at a special meeting of shareholders on August 28, 2026, the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) are expected to close in early September 2026.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Crinetics, Vertex and the Transactions that are subject to risks, uncertainties and other factors. While Crinetics believes the forward-looking statements contained in this Current Report on Form 8-K are accurate, these forward-looking statements represent the beliefs of Crinetics only as of the date of this Current Report on Form 8-K, and there are a number of risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Forward-looking statements are not purely historical and may be accompanied by words such as “anticipates,” “may,” “forecasts,” “expects,” “intends,” “plans,” “potentially,” “believes,” “seeks,” “estimates,” and other words and terms of similar meaning. Such statements may relate to, but are not limited to: the benefits of Vertex’s proposed acquisition of Crinetics and associated integration plans; the expected timing of the completion of the Transactions; the commercial potential of PALSONIFY and the anticipated potential of atumelnant and Crinetics’ other pipeline assets, including the potential for PALSONIFY to redefine the treatment paradigm in acromegaly and for atumelnant to become the leading therapy for people struggling with CAH; expectations that the Transactions will accelerate Vertex’s revenue growth and enhance Vertex’s long-term earnings profile, including the potential for more than $5 billion in annual revenue, and support Vertex’s goal of sustained double digit revenue growth; expectations that the Transactions will become accretive to non-GAAP operating income in 2029; expectations for Vertex’s financing of the Transactions, including support by the fully committed bridge financing; and any assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: the occurrence of any event or circumstance that could give rise to the right of Crinetics or Vertex to terminate the Merger Agreement, including circumstances requiring payment of a termination fee pursuant to the Merger Agreement; the risk that the Transactions may not close in the anticipated timeframe or at all due to one or more of the other closing conditions not being satisfied or waived; the possibility that competing offers will be made; the risk that there may be unexpected costs, charges or expenses resulting from the Transactions; risks related to the ability of Crinetics and Vertex to successfully integrate the businesses and the possibility that integration may be more difficult, time consuming or costly than expected; risk that the Transactions disrupt Crinetics’ or Vertex’s current plans and operations; the risk that certain restrictions during the pendency of the Transactions may impact Crinetics’ ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the Transactions; the risk that any announcements relating to the Transactions could have adverse effects on the market price of Crinetics’ and/or Vertex’s common stock, credit ratings or operating results; the risk of litigation that could be instituted against the parties or their respective directors, managers or officers and/or regulatory actions related to the Transactions, including the effects of any outcomes related thereto; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the impact of competitive products and pricing; that Vertex may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; and actual or contingent liabilities related to the Transactions. In addition, the product candidates being developed by Crinetics are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these product candidates will be commercially successful. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect Vertex’s and Crinetics’ businesses, particularly those risks listed under the heading “Risk Factors” and the other cautionary factors discussed in the parties’ periodic reports filed with the SEC, including Vertex’s and Crinetics’ annual reports on Form 10-K for the year ended December 31, 2025, and quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on the SEC’s website at www.sec.gov. Undue reliance should not be placed on these statements. All forward-looking statements are based on information currently available to Crinetics, and Crinetics disclaims any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction between Crinetics and Vertex. In connection with the proposed transaction between Crinetics and Vertex, Crinetics filed with the Securities and Exchange Commission a definitive proxy statement with the SEC on July 31, 2026 and commenced mailing to Crinetics’ shareholders on July 31, 2026. This communication is not a substitute for the proxy statement or any other document that may be filed by Crinetics with the SEC. BEFORE MAKING ANY DECISION, COMPANY SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Crinetics’ stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Crinetics’ proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Crinetics with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of Crinetics’ website at https://ir.crinetics.com.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date: August 14, 2026	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)